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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K/A
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 16, 2005


                          SENSOR SYSTEM SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                    NEVADA                              0-30573              98-0226032
(State or other jurisdiction of incorporation)   (Commission File No.)   (IRS Employer ID)

                  45 PARKER, SUITE A, IRVINE, CALIFORNIA 92618
              (Address of principal executive offices and Zip Code)

                                 (949) 855-6688
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                    None.

(b) PRO FORMA FINANCIAL INFORMATION

                    None.

(c)                 EXHIBITS

                    99.1       Press Release dated February 15, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of February, 2005

                                         SENSOR SYSTEM SOLUTIONS, INC.

                                         By:  /s/ Michael Young
                                              -------------------------------
                                              Name:  Michael Young
                                              Title:  Chief Executive Officer